EXHIBIT 21.1
SUBSIDIARIES OF NRG YIELD, INC.

Entity Name	Jurisdiction
AC Solar Holdings LLC	Delaware
Adams Community Solar Garden I LLC	Colorado
Adams Community Solar Garden II LLC	Colorado
Adams Community Solar Garden III LLC	Colorado
Adams Community Solar Gardens LLC	Colorado
Agua Caliente Borrower 2 LLC	Delaware
Agua Caliente Solar Holdings LLC	Delaware
Agua Caliente Solar, LLC	Delaware
Alta Interconnection Management II, LLC	Delaware
Alta Interconnection Management III, LLC	Delaware
Alta Interconnection Management, LLC	Delaware
Alta Realty Holdings, LLC	Delaware
Alta Realty Investments, LLC	Delaware
Alta Wind 1-5 Holding Company, LLC	Delaware
Alta Wind Asset Management Holdings, LLC	Delaware
Alta Wind Asset Management, LLC	Delaware
Alta Wind Company, LLC	Delaware
Alta Wind Holdings, LLC	Delaware
Alta Wind I Holding Company, LLC	Delaware
Alta Wind I, LLC	Delaware
Alta Wind II Holding Company, LLC	Delaware
Alta Wind II, LLC	Delaware
Alta Wind III Holding Company, LLC	Delaware
Alta Wind III, LLC	Delaware
Alta Wind IV Holding Company, LLC	Delaware
Alta Wind IV, LLC	Delaware
Alta Wind V Holding Company, LLC	Delaware
Alta Wind V, LLC	Delaware
Alta Wind X Holding Company, LLC	Delaware
Alta Wind X, LLC	Delaware
Alta Wind XI Holding Company, LLC	Delaware
Alta Wind XI, LLC	Delaware
Alta Wind X-XI TE Holdco LLC	Delaware
Arapahoe Community Solar Garden I LLC	Colorado
Avenal Park LLC	Delaware
Avenal Solar Holdings LLC	Delaware
Bashaw Solar 1, LLC	Delaware
Big Lake Holdco LLC	Delaware
Black Cat Road Solar, LLC	Delaware
Brook Street Solar 1, LLC	Delaware
Buffalo Bear, LLC	Oklahoma
Bullock Road Solar 1, LLC	Delaware

BWC Swan Pond River, LLC	Delaware
Center St Solar 1, LLC	Delaware
Clear View Acres Wind Farm, LLC	Iowa
Colorado Shared Solar I LLC	Colorado
Colorado Springs Solar Garden LLC	Colorado
Continental Energy, LLC	Arizona
Crosswind Transmission, LLC	Iowa
CVSR Holdco LLC	Delaware
Cy-Hawk Wind Energy, LLC	Iowa
Denver Community Solar Garden I LLC	Colorado
Denver Community Solar Garden II LLC	Colorado
Desert Sunlight 250, LLC	Delaware
Desert Sunlight 300, LLC	Delaware
Desert Sunlight Holdings LLC	Delaware
Desert Sunlight Investment Holdings, LLC	Delaware
Dodge Holdco LLC	Delaware
Eagle View Acres Wind Farm, LLC	Iowa
El Mirage Energy, LLC	Arizona
El Segundo Energy Center LLC	Delaware
Elbow Creek Wind Project LLC	Texas
Elk Lake Wind Farm, LLC	Iowa
Elkhorn Ridge Wind, LLC	Delaware
Enterprise Solar, LLC	Delaware
Escalante Solar I, LLC	Delaware
Escalante Solar II, LLC	Delaware
Escalante Solar III, LLC	Delaware
Farmington Holdco LLC	Delaware
Federal Road Solar 1, LLC	Delaware
Forest Lake Holdco LLC	Delaware
Forward WindPower LLC	Delaware
Four Brothers Capital, LLC	Delaware
Four Brothers Holdings, LLC	Delaware
Four Brothers Portfolio, LLC	Delaware
Four Brothers Solar, LLC	Delaware
FUSD Energy, LLC	Arizona
GCE Holding LLC	Connecticut
GenConn Devon LLC	Connecticut
GenConn Energy LLC	Connecticut
GenConn Middletown LLC	Connecticut
Goat Wind LLC	Texas
Granite Mountain Capital, LLC	Delaware
Granite Mountain Holdings, LLC	Delaware
Granite Mountain Renewables, LLC	Delaware
Granite Mountain Solar East, LLC	Delaware
Granite Mountain Solar West, LLC	Delaware
Green Prairie Energy, LLC	Iowa

Greene Wind Energy, LLC	Iowa
Hardin Hilltop Wind, LLC	Iowa
Hardin Wind Energy, LLC	Iowa
High Plains Ranch II, LLC	Delaware
Highland Township Wind Farm, LLC	Iowa
HLE Solar Holdings, LLC	Delaware
HSD Solar Holdings, LLC	California
Hwy 14 Holdco LLC	Delaware
Iron Springs Capital, LLC	Delaware
Iron Springs Holdings, LLC	Delaware
Iron Springs Renewables, LLC	Delaware
Iron Springs Solar, LLC	Delaware
Laredo Ridge Wind, LLC	Delaware
Lenape II Solar LLC	Delaware
Lindberg Field Solar 1, LLC	Delaware
Lindberg Field Solar 2, LLC	Delaware
Longhorn Energy, LLC	Arizona
Lookout WindPower LLC	Delaware
MC1 Solar Farm, LLC	North Carolina
Mission Iowa Wind, LLC	California
Mission Minnesota Wind II, LLC	Delaware
Mission Wind Laredo, LLC	Delaware
Mission Wind New Mexico, LLC	Delaware
Mission Wind Oklahoma, LLC	Delaware
Mission Wind PA One, LLC	Delaware
Mission Wind PA Three, LLC	Delaware
Mission Wind PA Two, LLC	Delaware
Mission Wind Pennsylvania, LLC	Delaware
Mission Wind Utah, LLC	Delaware
Monster Energy, LLC	Arizona
Natural Gas Repowering LLC	Delaware
Northfield Holdco LLC	Delaware
NRG & EFS Distributed Solar 2 LLC	Delaware
NRG & EFS Distributed Solar LLC	Delaware
NRG 2011 Finance Holdco LLC	Delaware
NRG Alta Vista LLC	Delaware
NRG Apple I LLC	Delaware
NRG CA Fund LLC	Delaware
NRG Chestnut Borrower LLC	Delaware
NRG Chestnut Class B LLC	Delaware
NRG Chestnut Fund LLC	Delaware
NRG Chestnut Fund Sub LLC	Delaware
NRG DG Berkeley Rec LLC	Delaware
NRG DG Berkeley Village LLC	Delaware
NRG DG Central East LLC	Delaware
NRG DG Central West LLC	Delaware

NRG DG Contra Costa Operations LLC	Delaware
NRG DG Contra Costa Waste LLC	Delaware
NRG DG Crystal Spring LLC	Delaware
NRG DG Dighton LLC	Delaware
NRG DG Foxborough Elm LLC	Delaware
NRG DG Foxborough Landfill LLC	Delaware
NRG DG Grantland LLC	Delaware
NRG DG Haverhill LLC	Delaware
NRG DG Imperial Admin LLC	Delaware
NRG DG Imperial Building LLC	Delaware
NRG DG Lakeland LLC	Delaware
NRG DG Lathrop Louise LLC	Delaware
NRG DG Lincoln Middle LLC	Delaware
NRG DG Marathon LLC	Delaware
NRG DG Rosedale Elementary LLC	Delaware
NRG DG Rosedale Middle LLC	Delaware
NRG DG San Joaquin LLC	Delaware
NRG DG Tufts Knoll LLC	Delaware
NRG DG Tufts Science LLC	Delaware
NRG DG Washington Middle LLC	Delaware
NRG DG Webster LLC	Delaware
NRG DGPV 1 LLC	Delaware
NRG DGPV 2 LLC	Delaware
NRG DGPV 3 LLC	Delaware
NRG DGPV 4 Borrower LLC	Delaware
NRG DGPV 4 LLC	Delaware
NRG DGPV Fund 1 LLC	Delaware
NRG DGPV Fund 2 HoldCo A LLC	Delaware
NRG DGPV Fund 2 HoldCo B LLC	Delaware
NRG DGPV Fund 2 LLC	Delaware
NRG DGPV Fund 4 LLC	Delaware
NRG DGPV Fund 4 Sub LLC	Delaware
NRG DGPV HoldCo 1 LLC	Delaware
NRG DGPV HoldCo 2 LLC	Delaware
NRG DGPV HoldCo 3 LLC	Delaware
NRG Electricity Sales Princeton LLC	Delaware
NRG Elkhorn Holdings LLC	Delaware
NRG Energy Center Dover LLC	Delaware
NRG Energy Center Harrisburg LLC	Delaware
NRG Energy Center HCEC LLC	Delaware
NRG Energy Center Minneapolis LLC	Delaware
NRG Energy Center Omaha Holdings LLC	Delaware
NRG Energy Center Omaha LLC	Delaware
NRG Energy Center Paxton LLC	Delaware
NRG Energy Center Phoenix LLC	Delaware
NRG Energy Center Pittsburgh LLC	Delaware

NRG Energy Center Princeton LLC	Delaware
NRG Energy Center San Diego LLC	Delaware
NRG Energy Center San Francisco LLC	Delaware
NRG Energy Center Smyrna LLC	Delaware
NRG Energy Center Tucson LLC	Arizona
NRG Golden Puma Fund LLC	Delaware
NRG Golden Puma Revolve LLC	Delaware
NRG Harrisburg Cooling LLC	Delaware
NRG Huntington Beach LLC	Delaware
NRG Marsh Landing Holdings LLC	Delaware
NRG Marsh Landing LLC	Delaware
NRG PC Dinuba LLC	Delaware
NRG Puma Class B LLC	Delaware
NRG Renew Canal 1 LLC	Delaware
NRG Renew Spark 2 LLC	Delaware
NRG RPV 1 LLC	Delaware
NRG RPV 2 LLC	Delaware
NRG RPV Fund 11 LLC	Delaware
NRG RPV Fund 12 LLC	Delaware
NRG RPV Fund 13 LLC	Delaware
NRG RPV HoldCo 1 LLC	Delaware
NRG Solar Alpine LLC	Delaware
NRG Solar Apple LLC	Delaware
NRG Solar AV Holdco LLC	Delaware
NRG Solar Avra Valley LLC	Delaware
NRG Solar Blythe II LLC	Delaware
NRG Solar Blythe LLC	Delaware
NRG Solar Borrego Holdco LLC	Delaware
NRG Solar Borrego I LLC	Delaware
NRG Solar Community 1 LLC	Delaware
NRG Solar Community Holdco LLC	Delaware
NRG Solar CVSR Holdings LLC	Delaware
NRG Solar Iguana LLC	Delaware
NRG Solar Kansas South Holdings LLC	Delaware
NRG Solar Kansas South LLC	Delaware
NRG Solar Las Vegas MB 1 LLC	Delaware
NRG Solar Las Vegas MB 2 LLC	Delaware
NRG Solar Mayfair LLC	Delaware
NRG Solar Mule LLC	Delaware
NRG Solar Oasis LLC	Delaware
NRG Solar Roadrunner Holdings LLC	Delaware
NRG Solar Roadrunner LLC	Delaware
NRG Solar Star LLC	Delaware
NRG Solar Tabernacle LLC	Delaware
NRG Solar Warren LLC	Delaware
NRG Solar Wauwinet LLC	Delaware

NRG Solar West Shaft LLC	Delaware
NRG South Trent Holdings LLC	Delaware
NRG Thermal LLC	Delaware
NRG Walnut Creek II LLC	Delaware
NRG Walnut Creek LLC	Delaware
NRG West Holdings LLC	Delaware
NRG Wind TE Holdco LLC	Delaware
NRG Yield AC Solar Holdings LLC	Delaware
NRG Yield CVSR Holdings LLC	Delaware
NRG Yield DGPV Holding LLC	Delaware
NRG Yield LLC	Delaware
NRG Yield Operating LLC	Delaware
NRG Yield RPV Holding LLC	Delaware
NRG Yield Utah Solar Holdings LLC	Delaware
NS Smith, LLC	Delaware
NYLD Fuel Cell Holdings LLC	Delaware
OC Solar 2010, LLC	California
Odin Wind Farm LLC	Minnesota
Old Westminster Solar 1, LLC	Delaware
Old Westminster Solar 2, LLC	Delaware
OWF Eight, LLC	Minnesota
OWF Five, LLC	Minnesota
OWF Four, LLC	Minnesota
OWF One, LLC	Minnesota
OWF Seven, LLC	Minnesota
OWF Six, LLC	Minnesota
OWF Three, LLC	Minnesota
OWF Two, LLC	Minnesota
Palo Alto County Wind Farm, LLC	Iowa
PESD Energy, LLC	Arizona
Pikes Peak Solar Garden I LLC	Colorado
Pine Island Holdco LLC	Delaware
Pinnacle Wind, LLC	Delaware
PM Solar Holdings, LLC	California
Pond Road Solar, LLC	Delaware
Portfolio Solar I, LLC	Delaware
Poverty Ridge Wind, LLC	Iowa
Redbrook Solar 1, LLC	Delaware
San Juan Mesa Investments, LLC	Delaware
San Juan Mesa Wind Project, LLC	Delaware
Sand Drag LLC	Delaware
SCDA Solar 1, LLC	Delaware
SCWFD Energy, LLC	Arizona
Silver Lake Acres Wind Farm, LLC	Iowa
SJA Solar LLC	Delaware
Sleeping Bear, LLC	Delaware

Solar Flagstaff One LLC	Delaware
South Trent Wind LLC	Delaware
Spanish Fork Wind Park 2, LLC	Utah
SPP Asset Holdings, LLC	Delaware
SPP Fund II Holdings, LLC	Delaware
SPP Fund II, LLC	Delaware
SPP Fund II-B, LLC	Delaware
SPP Fund III, LLC	Delaware
SPP Lease Holdings, LLC	Delaware
SPP P-IV Master Lessee, LLC	Delaware
Spring Canyon Energy II LLC	Delaware
Spring Canyon Energy III LLC	Delaware
Spring Canyon Expansion Class B Holdings LLC	Delaware
Spring Canyon Expansion Holdings LLC	Delaware
Spring Canyon Expansion LLC	Delaware
Spring Canyon Interconnection LLC	Delaware
Spring Street Solar 1, LLC	Delaware
Stafford St Solar 1, LLC	Delaware
Stafford St Solar 2, LLC	Delaware
Stafford St Solar 3, LLC	Delaware
Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania
Steel Bridge Solar, LLC	Delaware
Sun City Project LLC	Delaware
Sunrise View Wind Farm, LLC	Iowa
Sunset View Wind Farm, LLC	Iowa
Sutton Wind Energy, LLC	Iowa
TA - High Desert, LLC	California
Taloga Wind, L.L.C.	Oklahoma
Tapestry Wind, LLC	Delaware
Topeka Solar 1, LLC	Delaware
TOS Solar 1, LLC	Delaware
TOS Solar 2, LLC	Delaware
TOS Solar 4, LLC	Delaware
TOS Solar 5, LLC	Delaware
Tully Farms Solar 1, LLC	Delaware
UB Fuel Cell, LLC	Connecticut
Vail Energy, LLC	Arizona
Viento Funding II, LLC	Delaware
Viento Funding, LLC	Delaware
Virgin Lake Wind Farm, LLC	Iowa
Wabasha Holdco LLC	Delaware
Walnut Creek Energy, LLC	Delaware
Waterford Holdco LLC	Delaware
WCEP Holdings, LLC	Delaware
Webster Holdco LLC	Delaware
Wildcat Energy, LLC	Arizona

Wildorado Interconnect, LLC	Texas
Wildorado Wind, LLC	Texas
Wind Family Turbine, LLC	Iowa
WSD Solar Holdings, LLC	Delaware
Zontos Wind, LLC	Iowa